Government Cash Series

A Portfolio of Cash Trust Series, Inc.

SUPPLEMENT TO PROSPECTUS/INFORMATION STATEMENT DATED JUNE 2, 2010

Under the heading entitled, “Additional Information about the Funds-Share Ownership of the Funds,” please delete this section in its entirety and replace with the following:

“As of June 1, 2010, the Hilliard Fund had the following numbers of outstanding shares: 1,628,293,354.

Officers and directors of the Hilliard Fund own less than 1% of the Hilliard Fund’s outstanding shares.

At the close of business on the Record Date, to the knowledge of management, there were no shareholders who owned 5% or more of the outstanding shares of the Hilliard Fund.

Officers and directors of the Federated Fund own less than 1% of the Federated Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned (or held on behalf of their customers as the beneficial owners), to the knowledge of management, 5% or more of the outstanding shares of the Federated Fund:

Stern Agee & Leach, Birmingham, AL, owned or held approximately 74,977,221 Shares (8.62%), J.J.B. Hilliard, W.L. Lyons, LLC, Louisville, KY, owned or held approximately 101,653,998 Shares (11.69%), Mesirow Financial Inc, Chicago, IL, owned or held approximately 127,532,701 Shares (14.66%), Davenport & Company, Richmond, VA, owned or held approximately 198,218,045 Shares (22.79%), and First Clearing Corporation, Glen Allen, VA, owned or held 219,197,598 Shares (25.20%).

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

First Clearing Corporation is organized in the state of Delaware and is a subsidiary of Wells Fargo & Co.; organized in the state of Delaware.”

June 22, 2010
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Government Cash Series

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450632 (06/10)